SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of Incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following documents are included as exhibits to this report on Form 8-K:

	99.1	Spartan Motors, Inc. Press Release dated April 24, 2003.

	99.2	Spartan Motors, Inc. Press Release dated April 24, 2003.

Items 9 and 12.	Regulation FD Disclosure and Results of Operations and Financial Condition.

          On April 24, 2003, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its financial results for the first quarter of 2003. This report and the exhibit are furnished pursuant to Item 12 of Form 8-K and are not considered "filed" with the Securities and Exchange Commission.

          On April 24, 2003, Spartan Motors, Inc. issued the press release attached as Exhibit 99.2 to this Form 8-K concerning its intent to repurchase up to 500,000 shares of its outstanding common stock. This report and Exhibit 99.2 are furnished pursuant to Item 9 of Form 8-K and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTAN MOTORS, INC.

Date: April 24, 2003	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated April 24, 2003.

99.2	Spartan Motors, Inc. Press Release dated April 24, 2003.